2019 Third Quarter Results Gentherm, Inc. October 29, 2019 Exhibit 99.2

Forward-Looking Statement Except for historical information contained herein, statements in this presentation are forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent Gentherm Incorporated's goals, beliefs, plans and expectations about its prospects for the future and other future events. The forward-looking statements included in this presentation are made as of the date hereof or as of the date specified herein and are based on management's current expectations and beliefs. Such statements are subject to a number of important assumptions, risks, uncertainties and other factors that may cause the Company's actual performance to differ materially from that described in or indicated by the forward-looking statements. Those risks include, but are not limited to, risks that: new products may not be feasible; sales may not increase; new competitors may arise or customers may develop their own products to replace the Company’s products; customer preferences for end products may shift; the Company may lose suppliers or customers; market acceptance of the Company’s existing or new products may decrease; currency exchange rates may change unfavorably; pricing pressures from customers may increase; current and projected future declines in automobile production may have an adverse impact; the macroeconomic environment may present adverse conditions; the impact of the GM-UAW strike may result in continuing adverse conditions from our largest customer; additional financing requirements may not be available; the Company’s workforce and operations could be disrupted by civil or political unrest in the countries in which the Company operates; free trade agreements may be altered in a manner adverse to the Company; our customers may not accept pass-through of new tariff costs; additional tariffs may be implemented; the Company may be unable to implement its restructuring plan to improve the Company’s manufacturing productivity and rationalize its footprint and other cost-savings measures on a timely basis or at all, expenses and cash expenditures associated with such restructuring plan and other cost-savings measures may increase above expectations, and the Company may be unable to realize the full amount of estimated savings therefrom; the Company may be unable to repurchase its shares of common stock at favorable prices or at all, due to market conditions, applicable legal requirements, debt covenants or other restrictions; the Company may not be able to comply with covenants and other restrictions under the Company’s credit facility; medical device regulations could change in an unfavorable manner; and other adverse conditions in the industries in which the Company operates may negatively affect its results. The foregoing risks should be read in conjunction with the Company's filings with the Securities and Exchange Commission (the “SEC”), including “Risk Factors,” in its most recent Annual Report on Form 10-K and subsequent quarterly reports, for a discussion of these and other risks and uncertainties. In addition, the business outlook discussed in this release does not include the potential impact of any business combinations, acquisitions, divestitures, strategic investments and other significant transactions that may be completed after the date hereof, each of which may present material risks to the Company’s business and financial results. Except as required by law, the Company expressly disclaims any obligation or undertaking to update any forward-looking statements to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

In addition to the results reported in accordance with GAAP throughout this presentation, the Company has provided information regarding adjusted earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”) and adjusted earnings per share (“Adjusted EPS”), each, a non-GAAP financial measure. The Company defines Adjusted EBITDA as earnings before interest, taxes, depreciation and amortization, deferred financing cost amortization, and other gains and losses not reflective of the Company’s ongoing operations and related tax effects including transaction expenses, debt retirement expenses, impairment of assets held for sale, gain or loss on sale of business, restructuring expense, unrealized currency gain or loss and unrealized revaluation of derivatives. The Company defines Adjusted EPS as earnings adjusted by gains and losses not reflective of the Company’s ongoing operations and related tax effects including transaction expenses, debt retirement expenses, impairment of assets held for sale, gain or loss on sale of business, restructuring expense, unrealized currency gain or loss and unrealized revaluation of derivatives. In evaluating its business, the Company considers and uses Adjusted EBITDA and Adjusted EPS as supplemental measures of its operating performance. Management provides Adjusted EBITDA and Adjusted EPS measures so that investors will have the same financial information that management uses with the belief that it will assist investors in properly assessing the Company's performance on a period-over-period basis. Other companies in our industry may calculate these non-GAAP financial measures differently than we do and those calculations may not be comparable to our metrics. These non-GAAP measures have limitations as analytical tools, and when assessing the Company's operating performance, investors should not consider Adjusted EBITDA or Adjusted EPS in isolation, or as a substitute for net income or other consolidated income statement data prepared in accordance with GAAP. Non-GAAP measures referenced in this presentation may include estimates of future Adjusted EBITDA and Adjusted EPS. Such forward-looking non-GAAP measures may differ significantly from the corresponding GAAP measures, due to depreciation and amortization, tax expense, and/or interest expense, some or all of which management has not quantified for the future periods. Use of Non-GAAP Financial Measures* * See Appendix for a reconciliation of GAAP to non-GAAP financial measures

Recent Highlights Continued progress on Focused Growth and margin expansion activities Continue to outperform the Automotive market $2.5B Automotive awards in last 7 quarters Double-digit revenue growth in Medical year to date Achieved highest Gross Margin rate in 9 quarters Increased year-to-date Operating Income by 20% $25M of share repurchases in the quarter ClimateSense® development project results presented with General Motors at the SAE Thermal Management Systems Symposium

32 Vehicle launches with 18 OEMs Multiple CCS® product launches Ford F250 Lincoln MKC Subaru Legacy and Outback Launched CCS® Active on Land Rover Defender Strategic multi-function ECU launch with Changan Company’s first BEV Cell Connecting technology launched on the BMW MINI Electric Consistently outperforming the Automotive market and exceeding customers’ expectations Automotive 3Q 2019 Highlights

$270M in awards across 18 OEMs Multiple CCS® awards Buick Enclave Hyundai Starex Kia Optima Mercedes AMG SL and GT Steering Wheel Heater awards across 6 OEMs Significant growth in awards in Asia led by Great Wall and Kia Automotive 3Q 2019 Awards Building a solid foundation for future growth

Industrial 3Q 2019 Highlights Well positioned to grow the Medical business Launched Stihler intravenous fluid warmers in the U.S. Secured Blanketrol® awards from several large U.S. hospital systems Continued progress on new product development Divested the GPT business on October 1

Selected Income Statement Data Three Months Ended September 30, Nine Months Ended September 30, 2019 2018(1) 2019 2018(1) (In thousands, except per share data) Product Revenues $ 240,056 $ 261,504 $ 741,303 $ 792,490 Gross Margin 74,692 75,704 222,713 234,038 Gross Margin % 31.1% 28.9% 30.0% 29.5% Operating Expenses 54,363 59,991 160,482 182,083 Operating Income 20,329 15,713 62,231 51,955 Adjusted EBITDA 40,736 35,685 108,092 105,718 Diluted EPS - As Adjusted 0.68 0.54 1.69 1.60 (1) Certain reclassifications of prior year’s amounts have been made to conform with the current year’s presentation.

Selected Balance Sheet Data September 30, 2019 December 31, 2018 (In thousands) Cash, Cash Equivalents and Restricted Cash $ 47,704 $ 39,620 Total Assets 737,671 803,047 Debt 99,623 139,890 Current 2,500 3,413 Non-Current 97,123 136,477 Revolving LOC Availability 385,129 221,871 Total Liquidity 432,833 261,491

2019 Guidance Updating 2019 Guidance (1) Due to the inherent difficulty of forecasting the timing and amount of certain items that would impact net income, such as foreign currency gains and losses, we are unable to reasonably estimate net income, the GAAP financial measure most directly comparable to Adjusted EBITDA. Accordingly, we are unable to provide a reconciliation of Adjusted EBITDA to net income with respect to the guidance provided.   Prior 2019E 2019E Revenue Growth 0% - 2% ~-3% Gross Margin 29% - 30% ~29.5% Operating Expenses % of Revenue 19% - 20% ~20.5% Adjusted EBITDA Margin (1) 14% - 15% ~14%

Appendix

Reconciliation of Net Income to Adjusted EBITDA Three Months Ended September 30, Nine Months Ended September 30, 2019 2018 2019 2018   (In thousands) Net Income $ 15,887 $ (355) $ 27,052 $ 29,270 Add Back: Income Tax Expense 6,771 3,688 19,214 9,807 Interest Expense 1,148 1,241 3,756 3,661 Depreciation and Amortization 10,974 12,826 33,048 38,505 Adjustments: Restructuring Expenses 8,664 5,818 11,809 12,898 Impairment of Assets Held for Sale 837 11,476 21,206 11,476 Gain on Sale of a Business - - (4,970) - Acquisition Transaction Expense 19 - 399 - Unrealized Currency Loss (Gain) (3,564) 991 (4,487) 101 CFO Transition Expenses - - 1,065 - Adjusted EBITDA $ 40,736 $ 35,685 $ 108,092 $ 105,718

Reconciliation of Adjusted EPS Three Months Ended September 30, Nine Months Ended September 30, 2019 2018 2019 2018 Diluted EPS - As Reported $ 0.48 $ (0.01) $ 0.81 $ 0.80 Acquisition Transaction Expenses - - 0.01 - Non-Cash Purchase Accounting Impacts 0.08 0.10 0.22 0.23 Unrealized Currency (Gain)/Loss (0.11) 0.03 (0.13) - Restructuring Expenses 0.26 0.16 0.35 0.36 Gain on Sale of a Business - - (0.15) - Impairment Losses 0.03 0.31 0.63 0.31 CFO Transition Expense - - 0.03 - Tax Effect of Above (0.06) (0.06) (0.09) (0.11) Rounding - 0.01 0.01 0.01 Diluted EPS - As Adjusted $ 0.68 $ 0.54 $ 1.69 $ 1.60